Filed By Community Bancorp Inc.

Pursuant to Rule 425 of the Securities Act of 1933

Subject Company: Rancho Bernardo

Registration No. 333-126060

Exhibit 99.1

& Woods Honor Roll & Sixth Annual Investor Conference July 25-27, 2005 Keefe, Bruyette

7/18/2005

strategy or The

NC.

Such factors include, I

ANCORP

B

OMMUNITY limitation, statements containing the words “believes”, “anticipates”, within the meaning of Section 27A of the Securities Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. competition, fluctuations in interest rates, changes in business C

Certain statements contained in this presentation, including, without “intends”, and “expects”, and words of similar import, constitute “forward- looking statements” Act of 1933 and Section 21E of the Securities Exchange Act of 1934. among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation. Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.

& Woods, Inc.

NC.

I

CMBC 5.56 Million * $158.7 Million ** 17.0 14.4*** 12.5*** $0.40 per year (1.33% Yield) Keefe, Bruyette Sandler, O’Neill & Partners ANCORP

The Company does not provide estimates for future periods. B

OMMUNITY

Stock Summary Fully diluted shares for 6 mo ended 6/30/05 Per share price of $30.05 as of 6/30/2005 Projected PE ratios are analyst’s estimates. C

NASDAQ Symbol Fully Diluted Shares Market Capitalization P/E LTM 2005e 2006e Annualized Dividends Per Share Analyst Coverage 7/18/2005

* ** ***

Company Overview

- Community National Bank is the largest independent bank in its markets with ten branches focused in the high growth areas of San Diego County & southwest Riverside County with approximately $770 million in Assets as of 6/30/05.

- Focused on high performance through acquiring new core business relationships primarily from the large bank competitors, i.e. Wells Fargo, Bank of America and Union Bank of California.

- Announced the acquisition of Rancho Bernardo Community Bank with one branch and total assets of $114 million as of 3/31/05. Anticipated close 3Q05.

- Operating in a highly consolidated market with a few large bank competitors that control 75% of the market share in San Diego and SW Riverside counties.

7/18/2005 COMMUNITY BANCORP INC. 4

4 bp 134 bp + 40% - + 34 bp + 18% + 45% Change + 246 bp -

2005 $0.97 M 1.52% 5.64% $5.4 mil 22.04% 58.07% 6 $770.1 mil

2004 NC. $0.82 I M 1.56% 5.30% $3.8 mil 19.58% 59.41% 6 $531.9 mil + 42% 123 bp 73 bp +20% + 35% ANCORP + 21 bp + 40 bp -

Change - B

2004Yr $8.4 mil 1.55% 20.11% 5.40% 60.08% $1.71 $641.6 mil OMMUNITY

Company Overview Exceptional financial performance 2003Yr $5.9 mil 1.34% 21.34% 5.00% 60.81% $1.42 $476.7 mil and expansion of the franchise in the high growth counties of San Diego average loans over the last 5 years is 0.10%, net recoveries of 0.05% in C

Net Income ROTE Net Interest Margin Efficiency Ratio Diluted EPS Total Assets Increased earnings driven by continued asset growth, improving efficiency, and Riverside Continued strong loan and core deposit growth Proven strength in generating quality assets; the average net charge offs to 2005 Consistent high return on tangible equity

ROA

• • • • • 7/18/2005

NC.

I

ANCORP

B

OMMUNITY

Attractive Marketplace: Branches C

7/18/2005

July 1, 2003 Estimated Population 10,012,334 3,449,501 1,623,935 3,636,128 1,776,798 1,872,043 2,972,165 2,994,193 624,813 1,578,808

Increase 493,097 377,270 248,185 235,653 231,353 162,571 158,414 148,002 133,144 132,616 NC.

Numerical I

Percent Increase 5.18% 12.28% 18.04% 6.93% 14.97% 9.51% 5.63% 5.20% 27.08% 9.17% ANCORP

B

State

California Arizona Nevada Texas California California California California Texas Texas OMMUNITY

10 Fastest-Growing Counties in U.S. by C Attractive Marketplace Numerical Increase: April 1, 2000 to July 1, 2004 County Los Angeles Riverside

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S. Maricopa Clark Harris San Bernardino San Diego Orange Collin Tarrant

Rank 1 2 3 4 5 6 7 8 9 10 Source: Census Bureau

7/18/2005

NC.

I

ANCORP

B

OMMUNITY

Local Markets We Serve C

7/18/2005

• 9

• $43.8 total had this were million of

• NC.

• County Billion $471.7 1.1% I Diego or ANCORP institutions only Opportunity San $33.9 Bank), B or major 2004, 9 deposits. 77.4%, in represented OMMUNITY

• 30, total Cuyamaca share. C Market June in total, of this Community (including As billion Of concentrated market

• 7/18/2005

• 10

• billion in banks with markets $20 billion strength Diego. size, compete the

• NC.

• increased 2004. $4.2 community San the I

• June over of in has effectively dominate ANCORP County 1990 B

• Opportunity and Bank to which Diego acquired acquisitions of

• 1997 have National diversity operate. OMMUNITY San beginning institutions C

• Market in June banks through we the product major which Deposits between Major assets since Community and the in

• 7/18/2005

Experienced Management Team

Management	**Position**	**Years of Experience**
Gary Deems	Chairman	30+
Mike Perdue	President and CEO	25+
Bruce Mills	Chief Financial Officer	20+
Don Murray	Chief Credit Officer	20+
Rick Sanborn	Chief Administrative Officer	20+
Gary Youmans	Head of SBA	30+

7/18/2005 COMMUNITY BANCORP INC. 11

• 12

• our of deposit organic

• NC.

• expansion improving branches, I Strategy and quality and origination ANCORP franchise through: novo B profitability, credit growth deposits loan de high banking core strong through acquisitions OMMUNITY Corporate superior sheet and C

• Increasing mix Continued Expansion Continued community Maintain Balance growth

• 7/18/2005

$770.1 Jun-05 $641.6 2004

NC.

I

$476.7 2003 ANCORP

B

Assets CAGR = 25% $415.7 2002 OMMUNITY $370.2 2001 C $280.7 2000 $1,000 $900 $800 $700 $600 $500 $400 $300 $200 $100 ($            in millions) 7/18/2005

NC.

I

ANCORP

B

OMMUNITY

Company Strength exceptional opportunities for community banks C

Commercial real estate loans Business loans SBA loans Construction Focus on business transaction accounts Marketing strategies targeting business customers Big bank products, community bank service Large Bank acquisitions in our market area have created

Superior Asset Generation Capabilities Growing Core Deposit Base Operating in a Consolidated Market

7/18/2005

$293.3 6 M 05

+ 43%

$204.6 6 M 04

NC.

$420.6 2004 I

2003 ANCORP

$320.8 B $309.1 2002 OMMUNITY

C

$267.1 2001

Strong Loan Origination $226.2 2000

$450 $400 $350 $300 $250 $200 $150 $100 $50 $0 ($            in millions) 7/18/2005

Commercial Real Estate 42.9% Real Estate Construction 13.8%

NC.

I

ANCORP

Consumer/ Other 1.6% B

OMMUNITY

Loan Portfolio 6/30/05 Commercial/ Other 11.5% C

Residential 1-4 Real Estate 3.3% SBA Real Estate 27.4%

7/18/2005

SBA Lending

- Core solid business – Active SBA lender since 1990
- Exceptional growth in originations
- Proven SBA Lender with 2 Product Types: 7(a) & 504
- #1 SBA 504 Community Bank Lender in the nation for 2004
- In addition to branch network, loan production offices are located in Southern California, Nevada and Arizona
- Contributes three recurring revenue streams:
  - Interest income on retained loans
  - Gain on sale revenue
  - Servicing income on loans sold to others

7/18/2005 COMMUNITY BANCORP INC. 17

MMDA & NOW 25% Non-interest Bearing Demand 21%

NC.

I

Savings 3% ANCORP

B

Wholesale Deposits 15% OMMUNITY $100K 13%

Deposit Mix 6/30/05 Time Deposits < C

Time Deposits > $100K 23%

7/18/2005

Jun-05

CAGR = 29% 2004

NC.

Savings I

2003 ANCORP

MMDA B

2002 OMMUNITY

2001 C

Checking

2000 Transaction Deposit Growth $400 $350 $300 $250 $200 $150 $100 $50 $0 ($            in millions) 7/18/2005

Total Market Share (% 18.79% 15.50% 12.35% 7.40% 5.97% 5.43% 4.48% 3.91% 26.17% 100.00% $1,900,986 1,567,355 1,249,434 748,937 603,441 549,544 452,734 395,542 2,646,444 $10,114,417

NC.

Total Deposits in Market ($000) I

15 24 16 11 7 9 3 6 52 143 ANCORP Branch Count

B

Thrift Bank Bank Bank Bank Bank Thrift Bank OMMUNITY

Deposit Market Share cities served* C

In CMBC’s Washington Mutual Wells Fargo Bank of America Union Bank of California California Bank and Trust Community National Bank World Savings Bank Temecula Valley Bank 24 other Banks & Thrifts Temecula and Vista. Based on FDIC data as of June 30, 2004.

1 2 3 4 5 6 7 8 *Cities served include Bonsall, El Cajon, Encinitas, Escondido, Fallbrook, La Mesa, Santee,

Community is the #1 community bank in its market Rank Totals 7/18/2005

$5.4 6 M 05

+40%

$3.8 6 M 04

NC.

$8.4 2004 I $5.9 2003 ANCORP

B

Net Income CAGR = 70% thru 12/31/04 $3.0 2002 OMMUNITY

$1.1 2001 C $1.0 2000 $9.0 $8.0 $7.0 $6.0 $5.0 $4.0 $3.0 $2.0 $1.0 $- ($            in millions) 7/18/2005

$0.97 6 M 05

+18% $0.82 6 M 04

NC.

$1.71 2004 I

2003 ANCORP

$1.42 B

CAGR = 49% thru 12/31/04 $0.84 2002 OMMUNITY

Fully Diluted EPS C

$0.35 2001

$0.35 2000 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $- 7/18/2005

1.52% 6 M 05 1.56% 6 M 04 NC.

I

1.55% 2004 ANCORP 1.34% 2003 B

0.77% 2002 OMMUNITY

C

0.34% 2001

Return on Average Assets 0.43% 2000

1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 7/18/2005

22.04% 6 M 05 19.58% 6 M 04

NC.

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20.11% 2004 ANCORP 21.34% 2003 B

16.00% 2002 OMMUNITY

C

7.79% 2001 8.62% 2000 Return on Ave. Tangible Equity 24.0% 22.0% 20.0% 18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 7/18/2005

5.64% 6 M 05 5.40% 2004 NC.

I

5.00% 2003 ANCORP

B

4.40% 2002 OMMUNITY

Net Interest Margin 4.18% 2001 C

5.20% 2000 6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 3.5% 3.0% 7/18/2005

58.07% 6 M 05 60.10% 2004

NC.

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60.80% 2003 ANCORP

B

70.30% 2002 OMMUNITY

Efficiency Ratio 78.60% 2001 C

81.30% 2000 85.0% 80.0% 75.0% 70.0% 65.0% 60.0% 55.0% 50.0% 7/18/2005

7,910 7,978 1.22% 1.04% 8,392 -0.05% 1.66% 166.91% 5,028 5,096 0.78% 0.66% At or for the 6 months ended 6/30/05 (dollars in thousands) $ $ $ $ $

NC.

I

ANCORP

B

OMMUNITY

Credit Quality Guarantees C

Quality

Gov’t of

Credit NPLs NPAs NPLs / Loans NPAs / Assets Loan Loss Allowance NCOs / Avg. Loans Loan Loss Allowance to Loans Held for Investment Loan Loss Allowance to NPLs, net of gov’t guarantees NPLs net of gov’t guarantees NPAs net of gov’t guarantees NPLs net of gov’t guarantees / Loans NPAs net of gov’t guarantees / Assets

Net 7/18/2005

6 M 05 -0.05% 0.01% 2004 NC.

I

0.09% 2003 ANCORP

B

0.16% 2002 OMMUNITY

NCOs to Avg. Loans 5 Yr Avg. through 12/31/04 = 0.10% 0.23% 2001 C

0.03% 2000

0.5% 0.4% 0.3% 0.2% 0.1% 0.0% -0.1% 7/18/2005

NC.

89 million I

$114 million $ $101 million $30.10 / share $33.2 Million 600,000 CMBC shares $4.6 Million $10.0 Million 65% Stock / 35% Cash ANCORP

See S-4 on file with the SEC for additional pricing information. B

OMMUNITY

Rancho Bernardo Acquisition RB Balance Sheet at Total Assets Total Loans Total Deposits Transaction Summary* Stock Consideration Allocated Options Value Cash Consideration *Information based upon midpoint of the collar. C

Transaction Price Aggregate Transaction Value Consideration Mix 7/18/2005

• 30

• franchise savings base cost deposit NC.

• Acquisition Benefits banking market Solid I

• Diego 2006 – staff ANCORP San in reasonable margin B commercial in EPS with lending Bernardo GAAP bank interest quality OMMUNITY

• C

• Transaction CMBC’s expansion to branch net of Expands In-fill Accretive Single Improves Addition

• Rancho • • • • • 7/18/2005

• 31

• highest with the with average banks regardless banks year 2005) NC.

• Comparison among 3 July I

• us the traded nation, traded –

• for ANCORP

• places less the less B in Data) publicly publicly or or Magazine 2004 SNL for for banks in billion billion OMMUNITY

• Performance state all nation Banker C banks. $1 of $1 20.11% the of 10% (Source: the of of in in 6th assets Top size th of 10 assets ROE(U.S. Industry ROTE performing 7/18/2005

04 -ec

D

04—t

Oc

04 -Aug

04 -un

J

40 -

Apr

04 -eb CMBC

F NC.

03 - I

Dec

03 -Oct NASDAQ Bank

03 -Aug ANCORP

03 -un B

J

03 -Apr NASDAQ US

03 -Feb

Dec 2001 through Dec 2004 02 -Dec S&P 500 OMMUNITY

02 -ct

O C

02 -Aug

02 -un

J

02 -Apr

02 -Feb

01 -Dec

Indexed Price Performance: Last 3 Years 500 450 400 350 300 250 200 150 100 50 0

7/18/2005

• 33

• of Cuyamaca markets County of result NC. growth I

• Riverside a high as acquisitions the ANCORP

• Considerations in southwest footprint Bernardo income performance B share and geographic Rancho strength SBA quality financial OMMUNITY market County generation recurring credit C

• Diego pending

• Investment Expanding San Expanding and Loan Stable, Excellent Outstanding

• 7/18/2005